Stockholder's Equity	12 Months Ended
Dec. 31, 2014
Stockholders' Equity [Abstract]
STOCKHOLDERS' EQUITY

10.          STOCKHOLDERS’ EQUITY

Common Stock

The Company is authorized to issue 29,000,000 shares of common stock. Holders of the Company’s common stock are entitled to one vote for each share.

As of December 31, 2014 and 2013, there were 3,732,226 and 3,569,047 shares of common stock outstanding, respectively (excluding 5,053,083 and 6,180,953 shares subject to possible redemption, respectively).

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock, in one or more series, with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. At December 31, 2014 and 2013, the Company has not issued any shares of preferred stock.